EXHIBIT 10.1

AMENDMENT NUMBER NINE TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER NINE TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September      , 2003, between WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), a California corporation (“Foothill”), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, and IMAGE ENTERTAINMENT, INC., a California corporation (“Borrower”), with its chief executive office located at 9333 Oso Avenue, Chatsworth, California 91311, with reference to the following facts:

WHEREAS, Borrower has requested that Foothill amend that certain Loan and Security Agreement dated as of December 28, 1998, between Foothill and Borrower (as amended, restated or otherwise modified from time to time, the “Agreement”) as set forth herein;

WHEREAS, Borrower has requested that Foothill consent to the sale of the Assets (as defined in the Asset Purchase Agreement, defined herein) of DVDPlanet, Inc., a California corporation (“Guarantor”) pursuant to that certain Asset Purchase Agreement (in the form previously provided to Agent, the “Asset Purchase Agreement”) to be effective as of September 23, 2003 by and between Planet Entertainment, Inc., a wholly-owned subsidiary of Infinity Resources, Inc., an Illinois corporation, as buyer, and Guarantor, as seller, and the release of certain liens in connection therewith; and

WHEREAS, Foothill is willing to so amend the Agreement, consent to such sale and release such liens in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, effective on the Ninth Amendment Effective Date (as defined below), Foothill and Borrower hereby agree as follows:

SECTION  1.     DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

SECTION  2.     AMENDMENTS TO THE AGREEMENT.

(a)          Section 1.1 of the Agreement is hereby amended by deleting in its entirety each of the following definitions: (i) “Exclusive Guarantor DVD Inventory” and (ii) “Guarantor Inventory”.

(b)          Section 1.1 of the Agreement is hereby amended by adding the following new definitions in alphabetical order:

“Ninth Amendment” means that certain Amendment Number Nine to Loan and Security Agreement, dated as of September      , 2003, between Foothill and Borrower.

“Ninth Amendment Effective Date” means the date on which all of the conditions precedent set forth in Section 6 of the Ninth Amendment shall have been satisfied.

(c)           Section 1.1 of the Agreement is hereby amended by deleting the following definitions therein in their entirety and the following is hereby substituted in lieu thereof:

“Eligible Inventory” means Inventory consisting of first quality DVD finished goods held for sale in the ordinary course of Borrower’s business, net of any variance between the amounts thereof as determined by Borrower’s perpetual inventory as compared to the amounts thereof recorded in Borrower’s general ledger, that are located at Borrower’s premises identified on Schedule E-1, are acceptable to Foothill in the exercise of its reasonable credit judgment, and strictly comply with all of Borrower’s representations and warranties to Foothill.  Eligible Inventory shall not include Exclusive DVD Inventory, Inventory consisting of laserdiscs or any other format other than DVD, slow moving or obsolete items, restrictive or custom items, work-in-process, components, packaging (including DVD “jewel cases”) and shipping materials, supplies used or consumed in Borrower’s business, Inventory at any location other than those set forth on Schedule E-1, Inventory subject to a security interest or lien in favor of any third Person, bill and hold goods, Inventory that is not subject to Foothill’s perfected security interests, defective goods, “seconds,” and Inventory acquired on consignment.  Eligible Inventory shall be valued at the lower of Borrower’s cost (computed on an average cost basis according to GAAP) or market value.

“OLV” shall mean, as of the date of determination thereof, the appraised orderly liquidation value (expressed as a percentage of the value of the Inventory (the lower of cost, computed on an average cost basis according to GAAP, or market value), as determined by an appraisal firm acceptable to Foothill in its discretion, on such basis and applying such criteria as Foothill shall require, such appraisals to be conducted with such frequency as determined by Foothill in its reasonable credit judgment.

“Vendor Reserve” means, as of the date of any determination, (A) if Excess Availability is less than $2,500,000 (provided, however, that solely for the purposes of determining whether Excess Availability is less than $2,500,000 in this definition, the amount of the Vendor Reserve shall not be included in the “availability reserves” referenced in subsection (a) of the definition of Excess Availability), an amount equal to the sum of:  (i) the result of (a) the amount of accounts payable or Indebtedness owed by Borrower to a creditor pursuant to the terms of a License Agreement or other product purchase or acquisition arrangement, where such creditor holds a lien or other security interest in the Eligible Accounts of Borrower (a “Lien Creditor”), minus (b) the undrawn amount available to be drawn under one or more letters of credit obtained by Borrower, if any, for the benefit of such Lien Creditor with respect to the repayment of sums due and owing under such License Agreement or other product purchase or acquisition arrangement included in clause (A)(i)(a) of this definition minus fifty percent (50%) of the value of Borrower’s DVD Inventory composed of a Lien Creditor’s products that would otherwise be Eligible Inventory if it were not Exclusive DVD Inventory or encumbered by a Lien or other security interest in favor of such Lien Creditor (a) above; plus (ii) the amount of royalties and accounts payable owed by Borrower to creditors under License Agreements or other product purchase or acquisition arrangements that are not Lien Creditors but then only to the extent that such accounts payable are outstanding more than sixty (60) days from their due date; or (B) if Excess Availability is equal to or greater than $2,500,000 (provided, however, that solely for the purposes of determining whether Excess Availability is equal to or greater than $2,500,000 in this definition, the amount of the Vendor Reserve shall not be included in the “availability reserves” referenced in subsection (a) of the definition of Excess Availability), Vendor Reserve shall mean, as of any date of determination, an amount equal to the sum of: (i) the result of (a) the amount of accounts payable or Indebtedness owed by Borrower to a Lien Creditor pursuant to the terms of a License Agreement or other product purchase or acquisition arrangement, where such Lien Creditor holds a lien or other security interest in the Eligible Accounts of Borrower, minus (b) the undrawn amount available to be drawn under one or more letters of credit obtained by Borrower, if any, for the benefit of such Lien Creditor with respect to the repayment of sums due and owing under such License Agreement or other product purchase or acquisition arrangement included in clause (B)(i)(a) of this definition minus fifty percent (50%) of the value of Borrower’s DVD Inventory composed of a Lien Creditor’s products that would otherwise be Eligible Inventory if it were not Exclusive DVD Inventory or encumbered by a lien or other security interest in favor of such Lien Creditor; plus (ii) the amount of royalties and accounts payable owed by Borrower to creditors under License Agreements or other product purchase or acquisition arrangements that are not Lien Creditors but then only to the extent that (x) such accounts payable are outstanding more than sixty (60) days from their due date, and (y) the aggregate amount of such accounts is greater than $500,000.

SECTION 3.      CONSENT AND RELEASE.

Notwithstanding anything to the contrary contained in any Loan Document, Foothill hereby consents to (a) the sale of the Assets (as defined in the Asset Purchase Agreement) of Guarantor pursuant to the Asset Purchase Agreement, (b) the release of its lien on the Assets (as defined in the Asset Purchase Agreement) of Guarantor arising under the Loan Documents and (c) the filing by Planet Entertainment, Inc. or Infinity Resources, Inc. of the UCC-3 termination statement attached hereto as Exhibit A after the Ninth Amendment Effective Date.  Upon the Ninth Amendment Effective Date, (y) the Assets (as defined in the Asset Purchase Agreement) of Guarantor shall not for any purpose be deemed Collateral (as defined in the Guarantor Security Agreement) under the Guarantor Security Agreement or any other Loan Document, and (z) each of Borrower and Guarantor shall release Foothill from any duty, liability or obligation under the Loan Documents in respect of the Assets (as defined in the Asset Purchase Agreement).

SECTION 4.      DISPOSITION OF PROCEEDS.

Borrower hereby covenants and agrees that it will immediately remit, or cause the Guarantor to remit, to Foothill 100% of the net proceeds received by Borrower or Guarantor or any of their Affiliates pursuant to the Asset Purchase Agreement, to be applied by Foothill in accordance with the terms of the Agreement.

SECTION 5.      REPRESENTATIONS AND WARRANTIES.

Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower’s legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) each of the representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

SECTION 6.      CONDITIONS PRECEDENT TO AMENDMENT.

The satisfaction of each of the following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

(a)           The consummation of the transactions contemplated by the Asset Purchase Agreement will occur simultaneously with the Ninth Amendment Effective Date;

(b)           The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(c)           No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

(d)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill;

(e)           All other documents, agreements, instruments, and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel;

(f)            Foothill shall have received the reaffirmation and consent attached hereto as Exhibit B, duly executed and delivered by an authorized officer of Guarantor, and the same shall be in full force and effect; and

(g)           Foothill shall have received a copy of the fully executed Asset Purchase Agreement and fully executed copies of all other documents related to the transactions contemplated by the Asset Purchase Agreement.

SECTION 7.      FURTHER ASSURANCES.

Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

SECTION 8.      MISCELLANEOUS.

(a)           Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

(b)           Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

(c)           This Amendment shall be governed by and construed in accordance with the laws of the State of California.

(d)           This Amendment can only be amended by a writing signed by both Foothill and Borrower.

(e)           This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(f)            This Amendment reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

IMAGE ENTERTAINMENT, INC.,
a California corporation

By
Title:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), a California corporation

By
Title:

Exhibit A

FORM OF UCC-3 TERMINATION STATEMENT

Exhibit B

REAFFIRMATION AND CONSENT

Dated as of September      , 2003

Reference is made hereby to that certain Amendment Number Nine to Loan and Security Agreement, dated as of the date hereof (the “Amendment”), between Image Entertainment, Inc., a California corporation (“Borrower”) and Wells Fargo Foothill, Inc. (formerly known as Foothill Capital Corporation), a California corporation (“Foothill”).  Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of December 28, 1998 (as amended, supplemented, or otherwise modified from time to time, the “Agreement”), between Borrower and Foothill.  The undersigned  hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent (this “Reaffirmation”) are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms all its obligations owing to Foothill under the Guaranty and each other Loan Document to which it is a party; and (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect.  Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill shall have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments or modifications, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date first set forth above.

DVD PLANET, INC.,
a California corporation

By:
Title:

REAFFIRMATION AND CONSENT

Dated as of September   , 2003

Reference is made hereby to that certain Amendment Number Nine to Loan and Security Agreement, dated as of the date hereof (the “Amendment”), between Image Entertainment, Inc., a California corporation (“Borrower”) and Wells Fargo Foothill, Inc. (formerly known as Foothill Capital Corporation), a California corporation (“Foothill”).  Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of December 28, 1998 (as amended, supplemented, or otherwise modified from time to time, the “Agreement”), between Borrower and Foothill.  The undersigned  hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent (this “Reaffirmation”) are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms all its obligations owing to Foothill under the Guaranty and each other Loan Document to which it is a party; and (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect.  Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill shall have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments or modifications, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date first set forth above.

DVD PLANET, INC.,
a California corporation

By:
Title: